Exhibit 99.2

Contact:                                                 FOR RELEASE:
Richard E. Moran Jr.                                     November 1, 2000
Executive Vice President
and Chief Financial Officer
(310) 563-5533
or
Tyler H. Rose
Senior Vice President
and Treasurer
(310) 563-5531


            KILROY REALTY CORPORATION REPORTS THIRD QUARTER RESULTS

   LOS ANGELES, November 1, 2000 - Kilroy Realty Corporation (NYSE: KRC) today reported financial results for its third quarter ended September 30, 2000, with funds from operations (FFO) of $21.1 million, or $0.69 per share, up 7.8% on a per-share basis from $20.7 million, or $0.64 per share, in the third quarter of 1999. Net income in the third quarter rose to $15.7 million, or $0.59 per share, compared to $10.9 million, or $0.39 per share, in the year-earlier quarter. Revenues totaled $47.2 million, up from $40.2 million a year ago.

   For the first nine months of 2000, the company reported FFO of $61.9 million, or $2.02 per share, up 9.2% on a per-share basis from $59.7 million, or $1.85 per share, in the first nine months of 1999. Net income for the nine-month period increased to $38.1 million, or $1.42 per share, up from $31.6 million, or $1.14 per share, in the year-earlier period. Revenues for the nine months totaled $136.3 million, up from $117.1 million in 1999. All per-share amounts are presented on a diluted basis.

   "Market conditions for commercial real estate in Southern California's key coastal submarkets remain robust,'' said John B. Kilroy, Jr., KRC's president and chief executive officer, "and we continue to use this opportunity to improve the quality of the KRC portfolio." "Our development pipeline will add over $500 million of high quality, well-located properties over the next three years, a program financed in part by the disposition of $114 million in non-strategic real estate assets year-to-date," added Kilroy.

   During the third quarter, KRC completed three new office buildings aggregating 316,400 square feet of space for a total investment of approximately $69.7 million. All three projects,

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

including two properties in San Diego County and the second phase of the company's Westside Media Center in West Los Angeles, were 100% leased on completion and have been added to the company's stabilized portfolio. Year-to-date, the company has completed and stabilized approximately 630,500 square feet in six new office properties for a total investment of approximately $132.5 million. Overall, the company's in-process and committed development pipeline - with individual properties scheduled for stabilization at various dates through 2002 - now totals just over one million square feet and is 91% leased or otherwise committed.

   Kilroy Realty will conduct a conference call to discuss its 2000 third quarter results on Thursday, November 2, 2000 at 11:00 am PST. A live webcast of the call will be available in the Investor Relations Section of the company's website at www.kilroyrealty.com under Conference Calls. Replay information is
           --------------------
also available on the website. Additionally, a copy of the company's Third Quarter 2000 Supplemental Financial Report will be available in the Investor Relations section of the company's website under Financial Reports.

   Some of the information presented in this release is forward-looking in nature within the meaning of the federal securities law. Although the information is based on the company's current best judgment, actual results, including the timing and total investment of the company's development projects, could vary from expectations stated here. Numerous factors will affect KRC's actual results, some of which are beyond the company's control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels, capital market conditions and risks detailed from time to time in the company's SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K.

   Kilroy Realty Corporation is a southern California-based real estate investment trust active in the office and industrial property sectors. For more than 50 years, the company has owned, developed, acquired and managed real estate assets in the coastal regions of California and Washington. Principal submarkets for KRC's current development projects include Calabasas, West Los Angeles, and coastal San Diego, where the company's total development pipeline exceeds $500 million. Other key submarkets where the company owns stabilized assets include El Segundo, and Orange County in California and the city of SeaTac in Washington. At September 30, 2000, the company owned 6.3 million square feet of commercial office space and 5.8 million square feet of industrial space. More information on Kilroy Realty can be found at www.kilroyrealty.com.
                                                         --------------------

                               #################

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
                                   KILROY REALTY CORPORATION
                                   SUMMARY QUARTERLY RESULTS
                                   -------------------------
                        (unaudited, in thousands, except per share data)

                                                          Three Months      Three Months         Nine Months         Nine Months
                                                              Ended             Ended                Ended              Ended
                                                       September 30, 2000  September 30, 1999  September 30, 2000 September 30, 1999
                                                       ------------------  ------------------  ------------------ ------------------
Revenues                                                         $  47,221      $    40,202        $    136,344      $  117,053

Net income available to common stockholders (1)                  $  15,679      $    10,911        $     38,060      $   31,617

Weighted average common shares outstanding - basic
                                                                    26,455           27,658              26,647          27,640
Weighted average common shares outstanding - diluted                26,697           27,677              26,758          27,675

Net income per share of common stock - basic                     $    0.59      $      0.39        $       1.43       $    1.14
Net income per share of common stock - diluted                   $    0.59      $      0.39        $       1.42       $    1.14

Funds From Operations                                            $  21,067      $    20,693        $     61,899       $  59,686

Weighted average common shares/units outstanding - basic (2)        30,203           32,302              30,457       $  32,174
Weighted average common shares/units outstanding - diluted (2)      30,444           32,321              30,568       $  32,208

Funds From Operations per common share/unit - basic (2)          $    0.70      $      0.64        $       2.03       $    1.86
Funds From Operations per common share/unit - diluted (2)        $    0.69      $      0.64        $       2.02       $    1.85

Common shares outstanding at end of period                                                               26,455          27,894
Common partnership units outstanding at end of period                                                     3,748           4,408
                                                                                                   -------------      ----------
    Total common shares and units outstanding at end of period                                           30,203          32,302


                                                                                             September 30, 2000   September 30, 1999
                                                                                             ------------------   ------------------

Occupancy rates:
    California                                                                                            96.6%           95.1%
    Washington                                                                                           100.0%           99.5%
    Arizona                                                                                              100.0%          100.0%
    Nevada                                                                                               100.0%          100.0%
                                                                                                  -------------    --------------
     Weighted average total                                                                               96.9%           95.5%

Total square feet of stabilized properties owned at end of period:
    Office                                                                                               6,294           6,209
    Industrial                                                                                           5,807           6,351
                                                                                                  -------------   -------------
     Total                                                                                              12,101          12,560


(1) Net income after minority interests.

(2) Calculated based on weighted average shares outstanding assuming conversion of all common limited partnership units outstanding.

                                       3

                      KILROY REALTY CORPORATION CONSOLIDATED BALANCE SHEETS
                      -----------------------------------------------------
                                    (unaudited, in thousands)


                                                                                  September 30,                  December 31,
                                                                                      2000                           1999
                                                                                 --------------                 -------------

ASSETS
------
INVESTMENT IN REAL ESTATE:
 Land and improvements                                                            $    263,923                   $    274,463
 Buildings and improvements                                                          1,034,081                        946,130
 Undeveloped land and construction in progress, net                                    151,453                        189,645
                                                                                  ------------                 --------------
   Total investment in real estate                                                   1,449,457                      1,410,238
 Accumulated depreciation and amortization                                            (194,563)                      (174,427)
                                                                                --------------                 --------------
   Investment in real estate, net                                                    1,254,894                      1,235,811

Cash and cash equivalents                                                               12,801                         26,116
Restricted cash                                                                         35,506                          6,636
Tenant receivables, net                                                                 25,181                         22,078
Note receivable from related party                                                      45,278
Deferred financing and leasing costs, net                                               34,657                         27,840
Prepaid expenses and other assets                                                        5,735                          2,020
                                                                                 -------------                  -------------

   TOTAL ASSETS                                                                  $   1,414,052                  $   1,320,501
                                                                                 =============                  =============

LIABILITIES & STOCKHOLDERS' EQUITY
----------------------------------
LIABILITIES:
 Secured debt                                                                     $    387,556                   $    325,516
 Unsecured line of credit                                                              186,000                        228,000
 Unsecured term facility                                                               100,000
 Accounts payable and accrued expenses                                                  39,177                         26,260
 Accrued distributions                                                                  13,591                         13,456
 Rents received in advance and tenant security deposits                                 16,773                         20,287
                                                                                 --------------                 --------------
 Total liabilities                                                                     743,097                        613,519
                                                                                 --------------                 --------------

MINORITY INTERESTS:
 8.075% Series A Cumulative Redeemable
   Preferred unitholders                                                                73,716                         73,716
 9.375% Series C Cumulative Redeemable
   Preferred unitholders                                                                34,464                         34,464
 9.250% Series D Cumulative Redeemable
   Preferred unitholders                                                                44,321                         44,022
 Common unitholders of the Operating Partnership                                        62,900                         71,920
 Minority interest in Development LLCs                                                  11,606                          9,931
                                                                                --------------                 --------------
   Total minority interests                                                            227,007                        234,053
                                                                                --------------                 --------------

STOCKHOLDERS' EQUITY:
 Common stock                                                                              265                            278
 Additional paid-in capital                                                            459,785                        491,204
 Distributions in excess of earnings                                                   (16,102)                       (18,553)
                                                                                --------------                 --------------
   Total stockholders' equity                                                          443,948                        472,929
                                                                                --------------                 --------------

   TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                      $   1,414,052                  $   1,320,501
                                                                                 =============                  =============

              KILROY REALTY CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS
                      (unaudited, in thousands, except per share data)

                                                          Three Months       Three Months       Nine Months          Nine Months
                                                             Ended              Ended              Ended                Ended
                                                      September 30, 2000  September 30, 1999  September 30, 2000  September 30, 1999
                                                      ------------------  ------------------  ------------------ -------------------
REVENUES:
   Rental income                                          $    40,555        $     34,959          $    117,627       $    101,941
   Tenant reimbursements                                        4,748               4,214                14,036             12,530
   Interest income                                              1,706                 239                 3,008                860
   Other income                                                   212                 790                 1,673              1,722
                                                       ------------------ ------------------ ------------------ --------------------
       Total revenues                                          47,221              40,202               136,344            117,053
                                                       ------------------ ------------------ ------------------ -------------------
EXPENSES:
   Property expenses                                            6,217               5,054                17,749             15,517
   Real estate taxes                                            3,523               3,108                 9,959              8,969
   General and administrative expenses                          2,890               2,266                 8,077              6,781
   Ground leases                                                  423                 331                 1,211              1,002
   Interest expense                                            10,024               6,501                27,800             18,420
   Depreciation and amortization                                9,941               7,900                28,909             22,577
                                                       ------------------ ------------------ ------------------ --------------------
       Total expenses                                          33,018              25,160                93,705             73,266
                                                       ------------------ ------------------ ------------------ --------------------
Income from operations before net gains on dispositions
   of operating properties, equity in income (loss) of
   unconsolidated subsidiary and minority interests            14,203              15,042                42,639             43,787
Net gains on dispositions of operating properties               7,288                  75                11,256                 75
Equity in income (loss) of unconsolidated subsidiary               28                  (8)                   11                (22)
                                                       ------------------ ------------------ ------------------ --------------------
Income before minority interests                               21,519              15,109                53,906             43,840
                                                       ------------------ ------------------ ----------------- ---------------------
Minority interests:
   Distributions on Cumulative Redeemable
    Preferred units                                           (3,375)             (2,334)              (10,125)            (7,003)
   Minority interest in earnings of Operating Partnership     (2,227)             (1,830)               (5,442)            (5,186)
   Minority interest in earnings of Development LLCs            (238)                (34)                 (279)               (34)
                                                        ------------------ ------------------ ------------------ -------------------
       Total minority interests                               (5,840)             (4,198)              (15,846)           (12,223)
                                                        ------------------ ------------------ ------------------ -------------------
Net income                                                $    15,679        $     10,911          $     38,060       $     31,617
                                                        ================== ================== ================== ===================
Weighted average shares outstanding - basic                    26,455              27,658                26,647             27,640
Weighted average shares outstanding - diluted                  26,697              27,677                26,758             27,675

Income per common share - basic                           $      0.59         $      0.39           $      1.43        $      1.14
                                                        =================== =================== =================== ================
Income per common share - diluted                         $      0.59         $      0.39           $      1.42        $      1.14
                                                        =================== =================== =================== ================

                           KILROY REALTY CORPORATION
                             FUNDS FROM OPERATIONS
                             ---------------------
               (unaudited, in thousands, except per share data)

                                                            Three Months      Three Months        Nine Months        Nine Months
                                                               Ended              Ended              Ended              Ended
                                                         September 30, 2000 September 30, 1999 September 30, 2000 September 30, 1999
                                                         ------------------ ------------------ ------------------ ------------------
Net income                                                      $   15,679        $    10,911       $    38,060       $    31,617

Adjustments:
     Minority interest in earnings of Operating Partnership          2,227              1,830             5,442             5,186
     Depreciation and amortization                                   9,941              7,900            28,909            22,577
     Net gains on dispositions of operating properties              (7,288)               (75)          (11,256)              (75)
     Non-cash amortization of restricted stock grants                  508                127               744               381
                                                         ------------------ ------------------  ------------------  ----------------
Funds From Operations                                           $   21,067        $    20,693       $    61,899       $    59,686
                                                         ================== ==================  ==================  ================
Weighted average common shares/units outstanding - basic            30,203             32,302            30,457            32.174
Weighted average common shares/units outstanding - diluted          30,444             32,321            30,568            32,208

Funds From Operations per common share/unit - basic             $     0.70        $      0.64       $      2.03       $      1.86
                                                         ================== ================== ===================  ================
Funds From Operations per common share/unit - diluted           $     0.69        $      0.64       $      2.02       $      1.85
                                                         ================== ================== ===================  ================



                           KILROY REALTY CORPORATION
                       FUNDS AVAILABLE FOR DISTRIBUTION
                       --------------------------------
                  (unaudited, in thousands, except per share)


                                                             Three Months       Three Months      Nine Months        Nine Months
                                                                Ended              Ended             Ended              Ended
                                                         September 30, 2000 September 30, 1999 September 30, 2000 September 30, 1999
                                                         ------------------ ------------------ ------------------  -----------------
Funds From Operations                                            $  21,067        $    20,693       $    61,899       $    59,686

 Adjustments:
     Amortization of deferred financing costs                          426                257             1,119               820
     Tenant improvements, leasing commissions
        and recurring capital expenditures                          (2,462)            (1,324)           (5,193)           (3,274)
     Net effect of straight-line rents                              (2,611)            (1,957)           (5,668)           (4,566)
                                                         ------------------  ------------------  ------------------ ----------------
Funds Available for Distribution                                 $  16,420        $    17,669       $    52,157       $    52,666
                                                         ==================  ==================  ================== ================
Funds Available for Distribution per common
   share/unit - basic                                                 0.54        $      0.55       $      1.71       $      1.64
                                                         ================== ===================  ================== ================
Funds Available for Distribution per common
   share/unit - diluted                                               0.54        $      0.55       $      1.71       $      1.64
                                                         ================== ===================  ================== ================

                                      6